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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934{

DATE OF REPORT -JULY 9, 1999



                           SWISHER INTERNATIONAL, INC.
                           ---------------------------
                         (NAME OF SMALL BUSINESS ISSUER)

          NEVADA                     0-21282                    56-1541396
          ------                     -------                    ----------
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)        (I.R.S EMPLOYER
                                                             IDENTIFICATION NO.)


6849 FAIRVIEW ROAD, CHARLOTTE, NC                                  28210
---------------------------------                         ----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (704) 364-7707
                           ---------------------------
                           (ISSUER'S TELEPHONE NUMBER)




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ITEM 5. OTHER EVENTS.

         Swisher International, Inc. (the `Company') announced June 30, 1999 that a preliminary order was entered approving a complete settlement of the class action suit filed against the Company in September of 1998 in the United States District Court, Western District of North Carolina. The class includes purchasers of the Company's Common Stock and Public Warrants between March 18, 1996 and May 12, 1998, inclusive.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      Exhibits

         99.1    Press Release issued June 30, 1999







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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SWISHER INTERNATIONAL, INC.


Date: July 9, 1999                           By /s/  Thomas W. Busch
                                                   ----------------
                                                     Thomas W. Busch
                                                     Chief Financial Officer